SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2004

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of Natus Medical Incorporated dated August 10, 2004 describing the Company’s results for its second quarter ended June 30, 2004.

ITEM 12. Results of Operations and Financial Condition.

On August 10, 2004, Natus Medical Incorporated (the “Company”) is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2004 ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Dated: August 10, 2004	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President, Finance

Index to Exhibits

Exhibit No.	Description

99.1	Press release of Natus Medical Incorporated dated August 10, 2004 describing the Company’s results for its second quarter ended June 30, 2004.